UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2013 (August 14, 2013)

GUIDED THERAPEUTICS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	0-22179	58-2029543
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

Registrant’s telephone number, including area code: (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.02 Results of Operations and Financial Condition

On August 14, 2013, the registrant publicly released its financial results for the second quarter and six months ended June 30, 2013, as more fully described in the press release, a copy of which is furnished as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Section 7.01   (Regulation FD Disclosure)

On August 15, 2013, the registrant conducted a conference call discussing its financial results for the second quarter and six months ended June 30, 2013 and other matters concerning the operation of the company, as more fully described in the prepared transcript of the call, a copy of which is furnished as Exhibit 99.2 hereto and which information is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit
99.1	Press Release dated August 14, 2013
99.2	Copy of call transcript dated August 15, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC.

/s/ Mark L. Faupel, Ph.D.
By: Mark L. Faupel, Ph.D.
CEO & President

Date: August 16, 2013

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